UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 3, 2023
Date of Report (Date of Earliest Event Reported)

Panbela Therapeutics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39468	87-0543922
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Vista Blvd #305 Waconia, Minnesota	55387
(Address of Principal Executive Offices)	(Zip Code)

(952) 479-1196
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	PBLA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01         Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on August 19, 2022, Panbela Therapeutics, Inc. (the “Company”) received a letter from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market (“Nasdaq”) notifying the Company that it was not in compliance with the minimum stockholders’ equity requirement for continued listing on the Nasdaq Capital Market. Nasdaq Listing Rule 5550(b)(1) (the “Minimum Equity Rule”) requires companies listed on The Nasdaq Capital Market to maintain stockholders’ equity of at least $2,500,000. The Company submitted to Nasdaq a plan to regain compliance with the Minimum Equity Rule and was granted an extension through February 15, 2023.

In addition, as previously disclosed, on September 30, 2022, the Company received a letter from the Staff notifying it that for 30 consecutive business days the Company's common stock did not maintain a minimum closing bid price of $1.00 per share as required by Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Rule”). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was provided 180 calendar days, or until March 29, 2023, to regain compliance with the Minimum Bid Price Rule (the “Minimum Bid Price Rule Compliance Period”).

On January 3, 2023, the Company received a letter from the Staff notifying it that, as of December 30, 2022, the Company’s common stock had a closing bid price of $0.10 or less for ten consecutive trading days during the Minimum Bid Price Rule Compliance Period and, therefore, as contemplated under Nasdaq Listing Rule 5810(c)(3)(A)(iii), the Company’s common stock will be delisted from The Nasdaq Capital Market. Nasdaq indicated that it would suspend trading in the Company’s common stock at the opening of business on January 12, 2023 and file a Form 25-NSE with the Securities and Exchange Commission, which would remove the Company’s common stock from listing and registration on Nasdaq, unless the Company appeals the delisting determination by requesting a hearing before the Nasdaq Hearings Panel (the “Panel”) by 4:00 p.m. Eastern Time on January 10, 2023. The Company has requested a hearing and intends to promptly provide its plan to regain compliance with the Minimum Bid Price Rule and address with the Panel its plan to regain compliance with the Minimum Equity Rule.

The Company’s request for a hearing stays any suspension or delisting action by Nasdaq pending the Panel’s final decision.

The Company intends to take all reasonable measures available to regain compliance under the Nasdaq Listing Rules and remain listed on Nasdaq, including effecting a 1-for-40 reverse split of its outstanding common stock as previously approved by its stockholders. However, there can be no assurance that the Company will ultimately regain compliance with all applicable requirements for continued listing or that the Panel will ultimately grant the Company’s request for continued listing.

Cautionary Statement Regarding Forward-Looking Statements

This report contains “forward-looking statements,” including within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “believe,” “continue,” “design,” “expect,” “intend,” “may,” “plan,” “scheduled,” and “will.” All statements other than statements of historical fact are statements that should be deemed forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially and adversely from the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) our ability to obtain additional funding to execute our business and clinical development plans; (ii) progress and success of our clinical development program; (iii) the impact of the current COVID-19 pandemic on our ability to conduct our clinical trials; (iv) our ability to demonstrate the safety and effectiveness of our product candidates: SBP-101 and eflornithine (v) our reliance on a third party for the execution of the registration trial for our product candidate Flynpovi; (vi) our ability to obtain regulatory approvals for our product candidates, ivospemin (SBP-101) and eflornithine (CPP-1X) in the United States, the European Union or other international markets; (vii) the market acceptance and level of future sales of our product candidates, ivospemin (SBP-101) and eflornithine (CPP-1X); (viii) the cost and delays in product development that may result from changes in regulatory oversight applicable to our product candidates, ivospemin (SBP-101) and eflornithine (CPP-1X); (ix) the rate of progress in establishing reimbursement arrangements with third-party payors; (x) the effect of competing technological and market developments; (xi) the costs involved in filing and prosecuting patent applications and enforcing or defending patent claims; (xii) the effectuation of a 1-for-40 reverse stock split of our outstanding shares of common stock; and (xii) such other factors as discussed Item 1A under the caption “Risk Factors” in our most recent Annual Report on Form 10-K, any additional risks presented in our Quarterly Reports on Form 10-Q and our other Current Reports on Form 8-K. Any forward-looking statement made by us in this report is based on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement or reasons why actual results would differ from those anticipated in any such forward-looking statement, whether written or oral, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Panbela Therapeutics, Inc.

Date: January 6, 2023	By:	/s/ Susan Horvath
Susan Horvath
Chief Financial Officer